LINCOLN LIFE SPECIAL SHAREHOLDER MEETING

This E-mail serves as notice that proxy materials for the Special Meeting of Shareholders to be held on October 31, 2000 are available on the Internet, as indicated below.

The Lincoln National Life Insurance Company ("Lincoln Life") owns shares of the Fund referenced below. You received this notice because you are entitled to instruct Lincoln Life on how to vote Fund shares attributable to your Lincoln Life annuity contract ("Contract"). Lincoln Life will vote Fund shares that it owns in accordance with the instructions that it receives from Contract owners. Lincoln Life will vote Fund shares for which it receives no instructions in the same proportion as the shares for which it received instructions from all other Contract owners participating in the Fund.

You can read the proxy materials at the following Internet site:

(URL will be provided by Annuitynet)

(If your E-mail software supports it, simply click on the link)

You  can  enter  your  voting  instructions  at  the  following  Internet  site:
HTTP://WWW.PROXYWEB.COM/LNC
(If your E-mail software  supports it, simply click on the link)

TO enter the HTTP://WWW.PROXYWEB.COM/LNC site, you will need the control number(s) below and the last four digits of your Social Security Number or Tax ID to be used as a PIN. If you have multiple accounts, you must provide voting instructions for each account separately.

FUND:  Sample Fund 100
ACCOUNT NUMBER 88888889
CONTROL NUMBER 04010088888889

There is no charge for this service, though you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

                             INTERNET VOTING SERVICE
                             VOTING INSTRUCTION FORM
                       THE LINCOLN NATIONAL LIFE INSURANCE
                                     COMPANY
                            NEUBERGER BERMAN ADVISERS
                                MANAGEMENT TRUST
                            MID-CAP GROWTH PORTFOLIO

        The undersigned, revoking previous instructions, hereby instructs the above-referenced Insurance Company (the "Company"), to vote all shares of the above-referenced Fund (the "Fund"), which are held in the account of the undersigned at the Special Meeting of persons having a voting interest in the above-referenced Fund, to be held on October 31, 2000, at 10:30 a.m., Eastern time at the offices of the Fund, 605 Third Avenue, 41st Floor, New York,
         NY 10158-3698, and at any adjournments thereof (the "Meeting").
            The Company is hereby instructed to vote on the proposals
          described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the
              accompanying Proxy Statement is hereby acknowledged.
                             THIS VOTING INSTRUCTION
        CARD IS SOLICITED BY THE COMPANY FROM OWNERS OF VARIABLE ANNUITY
         CONTRACTS AND/OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY THE
         COMPANY WHO HAVE SPECIFIED THAT A PORTION OF THEIR PREMIUMS BE
                     ALLOCATED TO THE ABOVE-REFERENCED FUND.
         The shares represented by this voting instruction card will be voted as instructed. If instructions are not received, the
        Company will cast the votes in the same proportions as those for which instructions were received. Unless indicated to the
         contrary, this proxy shall be deemed to grant authority to vote
        "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the
                                    Meeting.



When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 PRESS THIS BUTTON TO [SUBMIT] YOUR VOTING INSTRUCTONS.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                             INTERNET VOTING SERVICE
                             VOTING INSTRUCTION FORM
                       THE LINCOLN NATIONAL LIFE INSURANCE
                                     COMPANY
                            NEUBERGER BERMAN ADVISERS
                                MANAGEMENT TRUST
                               PARTNERS PORTFOLIO

        The undersigned, revoking previous instructions, hereby instructs the above-referenced Insurance Company (the "Company"), to vote all shares of the above-referenced Fund (the "Fund"), which are held in the account of the undersigned at the Special Meeting of persons having a voting interest in the above-referenced Fund, to be held on October 31, 2000, at 10:30 a.m., Eastern time at the offices of the Fund, 605 Third Avenue, 41st Floor, New York,
         NY 10158-3698, and at any adjournments thereof (the "Meeting").
            The Company is hereby instructed to vote on the proposals
          described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the
              accompanying Proxy Statement is hereby acknowledged.
                             THIS VOTING INSTRUCTION
        CARD IS SOLICITED BY THE COMPANY FROM OWNERS OF VARIABLE ANNUITY
         CONTRACTS AND/OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY THE
         COMPANY WHO HAVE SPECIFIED THAT A PORTION OF THEIR PREMIUMS BE
                     ALLOCATED TO THE ABOVE-REFERENCED FUND.
         The shares represented by this voting instruction card will be voted as instructed. If instructions are not received, the
        Company will cast the votes in the same proportions as those for which instructions were received. Unless indicated to the
         contrary, this proxy shall be deemed to grant authority to vote
        "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the
                                    Meeting.



When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                         [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------

   Please refer to the proxy statement for discussion of each of these matters.
  IF NO SPECIFICATION IS MADE ON A PROPOSAL, THE PROPOSAL WILL BE VOTED "FOR".
------------------------------------------------------------------------------------------------------------------------


To receive email confirmation, enter your email address here: _______________

                 PRESS THIS BUTTON TO [SUBMIT] YOUR VOTING INSTRUCTONS.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.